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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 28, 2004
                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                 MINNESOTA                              95-3409686
      (State or other jurisdiction of                 (I.R.S.Employer
        incorporation of organization)               Identification No.)


         400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS    77060
                 (Address of Principal Executive Offices)          (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 5.  Other Events

On June 28, 2004, Cal Dive International, Inc. issued a press release entitled "Cal Dive Issues Remaining Preferred Stock From 2003 Transaction". A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

   Number    Description
   ------    ------------
      3.1    Certificate of Rights and Preferences of Series A-2 Cumulative
             Convertible Preferred Stock of Cal Dive International, Inc. as filed with the Secretary of State of the State of Minnesota.

     99.1    Press Release of Cal Dive International, Inc. dated June 28, 2004.




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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Date:  June 28, 2004


                                            CAL DIVE INTERNATIONAL, INC.



                                              By:  /s/  A. WADE PURSELL
                                                   -------------------------
                                                   A. Wade Pursell
                                                   Senior Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

        Exhibit No.          Description

            3.1 Certificate of Rights and Preferences of Series A-2 Cumulative Convertible Preferred Stock of Cal Dive International, Inc. as filed with the Secretary of State of the State of Minnesota.

           99.1       Press Release dated June 28, 2004